SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2017 (May 1, 2017)

MoneyOnMobile, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 1, 2017, the Company held a special meeting of shareholders pursuant to notice duly given. At the special meeting, the Company submitted for approval by its shareholders proposals (i) to amend its Amended and Restated Certificate of Formation - For-Profit Corporation to effect a reverse share split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share, including shares held by the Company as treasury shares if any, at a ratio of between 1-for-5 and 1-for-20 (the “Exchange Range”), with the ratio within such Exchange Range to be determined at the discretion of the Board (the “Reverse Share Split”) and the Reverse Share Split shall be effected at such time as the Board deems proper and ready; and (ii) to transact any other business as may properly come before the meeting or at any adjournment thereof (the “Other Transactions”). The results of the voting for these proposals were as follows:
Reverse Share Split Proposal: Approval of Amendment of Amended and Restated Certificate of Formation - For-Profit Corporation To Effect Reverse Share Split:

For	44,051,998	*
Against	143,257
Abstain	990

* Includes votes received from holders of (i) 40,419,132 shares of Company Common Stock (ii) 1,225 shares of Company Series D Convertible Preferred Stock, which vote on an as-converted basis with the Common Stock and represent 2,041,671 votes, and (iii) 2,530 shares of Company Series E Convertible Preferred Stock, which vote on an as-converted basis with the Common Stock and represent 1,591,195 votes.
Other Transactions Proposal: Approval to Transact Any Other Business as May Properly Come Before the Meeting or at Any Adjournment Thereof:

For	40,933,277	*
Against	1,173,401
Abstain	991,610

* Includes votes received from holders of (i) 37,300,411 shares of Company Common Stock (ii) 1,225 shares of Company Series D Convertible Preferred Stock, which vote on an as-converted basis with the Common Stock and represent 2,041,671 votes, and (iii) 2,530 shares of Company Series E Convertible Preferred Stock, which vote on an as-converted basis with the Common Stock and represent 1,591,195 votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: May 5, 2017	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer